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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 1, 1994

                             BANPONCE CORPORATION
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            (Exact name of Registrant as specified in its charter)



COMMONWEALTH OF PUERTO RICO         NO. 0-13818              NO.  66-0416582
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(State or other jurisdiction        (Commission               (IRS employer
     of incorporation)              File Number)           Identification No.)


         209 MUNOZ RIVERA AVENUE
          HATO REY, PUERTO RICO                                  00918
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 (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (809) 765-9800
                                                     --------------


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         (Former name or former address, if changes since last report)


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Item 5.  Other Events

The exhibits listed in Item 7 below are hereby incorporated herein by reference.


Item 7.  Financial Statements
         and Exhibits

         (1) Form of Amendment No. 1, dated as of December 2, 1993, to Distribution Agreement dated as of October 11, 1991 among BanPonce Financial Corp., BanPonce Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and CS First Boston Corporation.

         (4)(a) Form of Fixed Rate Medium-Term Note, Series B of BanPonce Financial Corp., endorsed with the guarantee of BanPonce Corporation.

         (4)(b) Form of Floating Rate Medium-Term Note, Series B of BanPonce Financial Corp., endorsed with the guarantee of BanPonce Corporation.

         (8)     Tax opinion of Sullivan & Cromwell.

         (10)(a) Form of Administrative Procedures governing Medium-Term Notes, Series B, of BanPonce Financial Corp., fully guaranteed by BanPonce Corporation.

         (10)(b) Form of Interest Calculation Agency Agreement, dated August 1, 1994, between BanPonce Financial Corp. and Citibank, N.A.

         (23)    Consent of Sullivan & Cromwell (included in Exhibit (8)).

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              BANPONCE CORPORATION


Date: August 4, 1994                          By: /s/ Jose Luis Lopez Calderon
                                                  ----------------------------
                                                  Jose Luis Lopez Calderon
                                                  Senior Vice President